UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


              ____________________________________________________

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2004



                           EWORLDMEDIA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


               000-14047                                 04-2392188
       (Commission File Number)              (IRS Employer Identification No.)


       610 NEWPORT CENTER DRIVE, SUITE 210                 92660
            NEWPORT BEACH, CALIFORNIA                    (Zip Code)
         (principal executive offices)


                                 (949) 718-0999
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant  to  Rule  425  under  the Securities Act

[_]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

     On October 8, 2004, Presciliano Lobato resigned as a director of Eworldmedia Holdings, Inc. (the "Registrant") to pursue other opportunities. Mr. Lobato's resignation was due to philosophical disagreements with the Registrant regarding business operations and practices. The effective date of the resignation was October 8, 2004. Mr. Lobato furnished the Registrant with a letter which is filed as Exhibit 17 to this Current Report on Form 8-K.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     The  following  exhibit  is  filed  herewith:

EXHIBIT NO.                IDENTIFICATION OF EXHIBIT
-----------                -------------------------

    17       Letter of resignation of P. Lobato dated October 8, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2004                     EWORLDMEDIA HOLDINGS, INC.


                                           By /s/ Ronald C. Touchard
                                              ----------------------------------
                                              Ronald C. Touchard, President